1 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 DRAFT 04.07.2021 MID PENN BANCORP, INC. Annual Meeting of Shareholders May 12, 2026

2 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Introduction of Board Members Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank

3 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Robert A. Abel Board Member of Mid Penn Bancorp, Inc. Principal Emeritus Brown Plus Kimberly J. Brumbaugh Board Member of Mid Penn Bancorp, Inc. Founder and Managing Partner Brumbaugh Wealth Management, LLC John E. Noone Lead Independent Director of Mid Penn Bancorp, Inc. President Shamrock Investments, LLC Thomas R. Brugger Board Member of Mid Penn Bancorp, Inc. Former Chief Financial Officer, Orrstown Bank

4 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Albert J. Evans Board Member of Mid Penn Bancorp, Inc. President Fanelli, Evans & Patel, P.C. Maureen M. Gathagan Board Member of Mid Penn Bancorp, Inc. Partner, Bittersweet Management, LLC and Member, Gathagan Investment Company, LP Joel L. Frank Board Member of Mid Penn Bancorp, Inc. Chairman and Managing Partner Lamb McErlane PC Matthew G. DeSoto Board Member of Mid Penn Bancorp, Inc. President and CEO MITER Brands

5 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Bruce A. Kiefer Board Member of Mid Penn Bancorp, Inc. Former Manager/Chemist, The Hershey Company Managing Partner, Lawrence Keister & Co. Theodore W. Mowery Board Member of Mid Penn Bancorp, Inc. Founding Partner Gunn Mowery, LLC William A. Specht, III Board Member of Mid Penn Bancorp, Inc. President and CEO Seal Glove Manufacturing, Inc. and Ark Safety Brian A. Hudson, Sr. Board Member of Mid Penn Bancorp, Inc. Former Executive Director and CEO Pennsylvania Housing Finance Agency

6 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Kenneth J. Stephon Board Member of Mid Penn Bancorp, Inc. Chief Corporate Development Officer Mid Penn Bancorp, Inc. and Mid Penn Bank

7 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Formal Business of the Meeting

8 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Formal Business of the Meeting The first item of business to be acted upon by shareholders at this meeting is the election of five Class A Directors to serve for a three (3) year term and/or until their successor is elected and qualified: • Thomas R. Brugger • Albert J. Evans • Joel L. Frank • Brian A. Hudson, Sr. • John E. Noone The Board unanimously recommends shareholders vote “for” the election of each of the named nominees.

9 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Formal Business of the Meeting The second item to be acted upon by shareholders at this meeting is to approve a non- binding advisory vote on executive compensation. The Board unanimously recommends shareholders vote “for” approval of the compensation paid to our named executive officers, as described in the proxy statement.

10 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Formal Business of the Meeting The third item to be acted upon by shareholders at this meeting is a proposal to ratify the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2026. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee of the Corporation, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation. The Board unanimously recommends shareholders vote “for” ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2026.

11 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Source: Company Documents. Rory G. Ritrievi Chair, President & CEO Mid Penn Bancorp, Inc. and Mid Penn Bank Management Presentation

12 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2025, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

13 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Rory G. Ritrievi Chair, President & Chief Executive Officer 17 40 Scott W. Micklewright First Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer 17 20 Justin T. Webb First Sr. EVP / Chief Financial Officer 13 20 Joan E. Dickinson Sr. EVP / Chief Retail Officer 13 40 Heather R. Hall Sr. EVP / Chief Lending Officer & Market President—Greater Harrisburg Area Market 9 27 Kenneth J. Stephon Sr. EVP / Chief Corporate Development Officer 7 49 Robert B. White Sr. EVP / Market President—Greater Philadelphia Area Market 6 38 Jordan D. Space Sr. EVP / President of the Private Bank & Chief Revenue Officer of MPB Financial 4 19 John Paul Livingston First EVP / Chief Information & Technology Officer 16 23 Joseph L. Paese First EVP / Director of Trust & Wealth Management 10 40 Dana R. Stewart First EVP / Chief Operating Officer 4 mos. 35 Ray M. Mincarelli, Jr. EVP / President of Commercial Real Estate 17 55 Zachary C. Miller EVP / Chief Risk Officer 10 17 Paul W. Spotts EVP / Chief Credit Officer 4 32

14 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Experienced Management Team Source: Company Documents. Executive Position Years at MPB Years in Industry Matthew L. Miller First Sr. VP / Chief Data Officer 21 27 Amy M. Barnett First Sr. VP / Chief Compliance Officer 16 28 Paul F. Spiegel First Sr. VP / Senior Operations Manager 15 40 Margaret E. Steinour First Sr. VP / Chief Administrative Officer 14 21 Mark F. Ketch First Sr. VP / Market President—Northern Market 9 33 Jennifer M. Trautlein First Sr. VP / Chief Communications Officer 4 20 Average: 11 31

15 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bank Regional Presidents Source: Company Documents. Executive Position / Region Years at MPB Years in Industry Natalie L. Falatek Sr. VP / Upper Dauphin Region 15 22 Keith C. Rada First Sr. VP / Brunswick Region 9 17 Joseph N. Butto First Sr. VP / Berks Region 7 42 Jared E. Utz First Sr. VP / William Penn Region 6 22 Justin A. Manning Sr. VP / Lancaster Region 4 20 Jeannine Cimino First Sr. VP/ South Central NJ Region 4 35 Daniel M. Baronick Sr. VP / Clearfield Region 2 21 Abe Ibrahim First Sr. VP / Philadelphia City 1 16 Average: 6 24

16 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. Overview at March 31, 2026 Source: S&P Global Market Intelligence, Company Documents. Note: Financial information as of or for the quarter ended March 31, 2026 (unaudited). (1) Annualized financial metric. (2) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (3) Excludes HFS loans. (4) Inclusive of overallotment option. Assets Gross Loans Deposits $7.0 B $5.5 B $6.0 B Holding Company for Mid Penn Bank 1Q26 Financial Highlights NPAs / Assets 0.55% MRQ NCOs / Avg. Loans1 0.08% TCE / TA2 10.3% MRQ NIM1 3.80% Loans / Deposits3 92.3% • Banking subsidiary: Mid Penn Bank (est. 1868), state-chartered non-member bank and trust company, headquartered in Millersburg, PA • A PA-based commercial bank operating strategically throughout Pennsylvania and central and southern New Jersey • Dedicated to providing comprehensive banking and trust services • Highly active over the prior year. Key strategic initiatives include: ✓ Closed acquisition of Philadelphia-based 1st Colonial Bancorp, Inc. on February 27, 2026, for an aggregate purchase price of $106 million ✓ Closed acquisition of Florida-based Cumberland Advisors on January 1, 2026, which added $3.2 billion new assets under management ✓ Closed acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc., in May 2025 for a purchase price of $4 million ✓ Closed acquisition of William Penn Bancorporation in April 2025 for a purchase price of $120 million Highlights MPB (62) Branch Footprint GAAP ROAA1 0.55% Core ROAA1,2 0.96% ROATCE1,2 5.82% Core ROATCE1,2 9.03% Net Income $8.7m / $0.36 / Sh Core Net Income2 $15.3m / $0.64 / Sh

17 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Commercial Real Estate 50% Residential Mortgage 25% Construction 8% Commercial & Industrial 12% Consumer & Other 6% Multifamily 24% Retail 22% Office 17% Industrial 10% Hospitality 9% Flex 3% Mobile Home Park 1% Healthcare 1% Other Property Types 13% 0.55% 0.52% MPB Peer Median 0.77% 1.22% MPB Peer Median Cumulative NCOs / Avg. Loans(3) $5.5 billion gross loan portfolio Exceptional Asset Quality and Nicely Diversified & Granular Commercial Loan Portfolio Source: Company Documents, S&P Global Market Intelligence. (1) Call report data used as of March 31, 2026. (2) Excludes owner occupied commercial real estate and farmland loans. Bank holding company data as of March 31, 2026, used. (3) Shown from 2015 to 2026Q1. (4) Includes nationwide major exchange-traded banks with total assets between $4-$8 billion as of most recent quarter reported, excluding merger targets and mutuals. (4)(4) Loan Portfolio Composition(1) Multifamily + Nonowner Occupied CRE Portfolio(2) Asset Quality Trends 2026Q1 NPAs / Assets ($000s) March 31, 2026 Commercial Real Estate Balance % Total Loan Count Avg. Balance WA LTV Multifamily $449,417 23.7% 396 $1,135 58.4% Retail 425,231 22.4% 307 1,385 50.7% Office 322,368 17.0% 217 1,486 62.0% Industrial 190,389 10.0% 93 2,047 47.2% Hospitality 168,278 8.9% 40 4,207 47.1% Flex 54,200 2.9% 41 1,322 44.4% Mobile Home Park 19,213 1.0% 21 915 54.4% Healthcare 12,473 0.7% 6 2,079 52.8% Other Property Types 256,485 13.5% 351 731 55.9% Total Multifamily + NOO CRE $1,898,054 100% 1,472 $1,289 54.2%

Well-Balanced Deposit Franchise with Best-in-Class Growth Rates in NIB Accounts

Deposit Franchise Highlights

- ✓ Highly granular and diversified deposit base
- ✓ Well balanced between consumer and commercial
- ✓ Leading market share in Harrisburg metro area
- ✓ Focused on growing NIB commercial business accounts

Pennsylvania Deposit Market Share[(4)]

Rank	Institution Name	Branches (#)	Total Deposits ($M)	Deposit Market Share (%)
1	F.N.B. Corp. (PA)	186	$23,806	4.38
2	Fulton Financial Corp. (PA)	102	15,019	2.76
3	Northwest Bancshares, Inc. (OH)	105	9,593	1.77
4	WSFS Financial Corp. (DE)	51	7,867	1.45
5	Customers Bancorp Inc (PA)	7	7,837	1.44
6	First Commonwealth Financial (PA)	99	7,823	1.44
7	S&T Bancorp Inc. (PA)	70	7,638	1.41
8	Dollar Mutual Bancorp (PA)	48	7,027	1.29
9	Univest Financial Corp. (PA)	48	6,624	1.22
10	CNB Financial Corp. (PA)	50	4,814	0.89
11	**Mid Penn Bancorp, Inc. (PA)**	**54**	**4,631**	**0.85**
12	Peoples Financial Services (PA)	37	4,120	0.76
13	Firstrust SB (PA)	16	3,867	0.71
14	Orrstown Financial Services (PA)	37	3,772	0.69
15	Citizens & Northern Corp. (PA)	34	2,558	0.47

Uninsured Deposits / Total Deposits[(1)]



24%
31%
MPB
Peer Median(3)

Cumulative Deposit Beta[(2)]



36%
34%
MPB
Peer Median(3)

Noninterest-Bearing Deposit Growth CAGRs



3 Year
5 Year
7 Year
10 Year
5%
(0%)
7%
2%
18%
11%
24%
12%
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median
MPB
Peer(3) Median

Source: S&P Global Market Intelligence, FDIC.
(1) Bank-level regulatory data used. (2) Deposit beta is calculated as the change in the Company's deposits costs as a percentage of the Fed Funds Rate during 2015Q1 through 2026Q1. (3) Includes nationwide major exchange-traded banks with total assets between $4-$8 billion as of most recent quarter reported excluding merger targets and mutuals. (4) Adjusted for branch closures/openings since June 30, 2025. MPB branch data as of 3/31/2026, market figures are FDIC deposit data as of 6/30/2025; Ranking excludes banks and thrifts with total assets over $100 billion.

MID PENN BANCORP
18

19 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. has over $2.0B in total deposits, $2.2B in total loans, & 18 financial centers across the market $82,117 $91,932 $90,470 $87,820 $82,637 Dauphin, PA Cumberland, PA Perry, PA Lebanon + Lancaster, PA State of PA 0 144 171 Source: S&P Global Market Intelligence, FDIC. Note: MPB branch data as of 3/31/2026, market figures are FDIC deposit data as of 6/30/2025. 9.9% 18.9% 2.5% 8.8% 3.0% Dauphin, PA Cumberland, PA Perry, PA Lebanon + Lancaster, PA State of PA Sizeable Markets Market Statistics 2026 Median Household IncomePopulation Change 2010 - 2026 Dauphin County Cumberland County Lancaster CountiesPerry County Financial Centers 11 4 21 Deposits in Market (MPB) $1.2B $503M $202M$97M Total Market Deposits $7.7B $11.1B $20.9B$865M Loans in Market (MPB) $810B $726M $598M$46M Lebanon + Greater Harrisburg Area Market Overview

20 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. has over $2.1B in total deposits, $2.3B in total loans, & 23 financial centers across the market 6.3% 8.2% 9.9% 3.0% Philadelphia Counties Central NJ Counties Southern NJ Counties State of PA $97,421 $124,438 $99,613 $82,637 Philadelphia Counties Central NJ Counties Southern NJ Counties State of PA 0 144 171 Capitalizing on Market Disruption Sizeable Markets Above- Average Growth and Wealth Source: S&P Global Market Intelligence, FDIC. Note: MPB branch data as of 3/31/2026, market figures are FDIC deposit data as of 6/30/2025. (1) Philadelphia Counties defined as Philadelphia, Montgomery, Bucks, Chester and Delaware counties. (2) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties. (3) Southern New Jersey defined as Burlington, Gloucester, Ocean and Camden counties. 2026 Median Household IncomePopulation Change 2010 - 2026 ✓ Princeton Bancorp / Cornerstone Financial Corporation ✓ Lakeland Bancorp / 1st Constitution Bancorp ✓ OceanFirst Financial Corp. / Two River Bancorp ✓ OceanFirst Financial Corp. / Capital Bank of New Jersey ✓ OceanFirst Financial Corp. / Sun Bancorp ✓ Fulton Bank / Republic First Bank ✓ Citizens Financial Services / HV Bancorp ✓ WSFS Financial Corp / Bryn Mawr Bank Corporation ✓ Citizens & Northern Corporation / Covenant Financial ✓ S&T Bancorp / DNB Financial Corporation ✓ WSFS Financial Corp / Beneficial Bancorp The market area has undergone significant consolidation since 2016 Philadelphia MSA Central/Southern NJ (1) (2) (3) Financial Centers Deposits in Market (MPB) Total Market Deposits Loans in Market (MPB) Philadelphia Counties(1) Central New Jersey(2) Southern New Jersey(3) 13 4 6 $907M $315M $885M $170.2B $125.1B $61.3B $1.3B $447M $538M (1) (2) (3) Greater Philadelphia Area Market Overview

21 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. has over $1.0B in total deposits, $696M in total loans, & 12 financial centers across the market 0 144 171 Source: S&P Global Market Intelligence, FDIC. Note: MPB branch data as of 3/31/2026, market figures are FDIC deposit data as of 6/30/2025. Sizeable Markets Market Statistics 2026 Median Household IncomePopulation Change 2010 - 2026 Schuylkill County Berks County Lehigh CountyLuzerne County Financial Centers 6 3 12 Deposits in Market (MPB) $557M $277M $28M$158M Total Market Deposits $2.8B $21.2B $10.3B$8.0B Loans in Market (MPB) $238M $251M $130M$77M (2.4%) 7.5% 3.8% 11.5% 3.0% Schuylkill, PA Berks, PA Luzerne, PA Lehigh, PA State of PA $68,768 $82,588 $67,415 $84,661 $82,637 Schuylkill, PA Berks, PA Luzerne, PA Lehigh, PA State of PA Northern Market Overview

22 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Mid Penn Bancorp, Inc. has over $710M in total deposits, $220M in total loans, & 9 financial centers across the market 0 144 171 Source: S&P Global Market Intelligence, FDIC. Note: MPB branch data as of 3/31/2026, market figures are FDIC deposit data as of 6/30/2025. Sizeable Markets Market Statistics 2026 Median Household IncomePopulation Change 2010 - 2026 Financial Centers 3 3 3 Deposits in Market (MPB) $202M $167M $341M Total Market Deposits $2.8B $9.3B $13.1B Loans in Market (MPB) $65M $100M $55M Centre + Blair + Clearfield County Huntingdon Counties Westmoreland Counties Fayette + $68,762 $69,437 $72,610 $82,637 Clearfield, PA Centre + Blair + Huntingdon, PA Fayette + Westmoreland, PA State of PA (5.1%) (1.2%) (6.2%) 3.0% Clearfield, PA Centre + Blair + Huntingdon, PA Fayette + Westmoreland, PA State of PA Western Market Overview

23 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 174% 140% 123% MPB Peer Median KRX Median 48% 72% 51% 32% MPB Core MPB GAAP Peer Core Median KRX Core Median Conclusion & Demonstrated Track Record of Outsized Shareholder Value Creation Source: S&P Global Market Intelligence. Note: Market data as of May 8, 2026. (1) Shown from May 8, 2016, to May 8, 2026. (2) Includes nationwide major exchange-traded banks with total assets between $4-$8 billion as of most recent quarter reported excluding merger targets and mutuals. (3) Absolute percent change shown. (4) Core per S&P Global Market Intelligence used for Peers. (5) Non-GAAP financial metric. See Appendix for MPB Core EPS reconciliations. (2) 2018 - 2025 EPS Growth(3)(4) (2) 10-Year Total Shareholder Return (TSR)(1) Philadelphia market presence materially enhanced through WMPN and FCOB acquisitions, positioning MPB in one of the most attractive and competitive banking MSAs in the U.S. Execution now shifts to integration and synergy realization, with cost saves and operating leverage as the next catalysts. Revenue mix structurally improved with meaningful fee income contribution from Cumberland and Charis. 2026Q1 reflects successful completion of four acquisitions over the trailing twelve months, with continued progress toward expected scale benefits, earnings power expansion, and increased focus market density. (5) (5) (5)

24 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Appendix

25 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 $0.77 $0.84 $0.80 $0.80 $0.80 $0.84 $0.93 2020 2021 2022 2023 2024 2025 2026Q1 $3.10 $2.71 $3.44 $2.29 $2.90 $2.84 1.44 $2.56 2020 2021 2022 2023 2024 2025 2026Q1 2026Q1 Earnings Per Share and Dividends Source: S&P Global Market Intelligence, Company Documents. (1) 2026Q1 data is annualized. (2) Unaudited. (3) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. Earnings Per Share (Diluted) Cash Dividends Per Share Paid Declared Dividend: In consideration of our first quarter success, the Board has authorized its 62nd consecutive quarterly dividend, a cash dividend of $0.22 per share of common stock, payable on May 15, 2026, to shareholders of record as of May 4, 2026. Including the previously paid special dividend of $0.05 per share in February 2026, total dividends declared in 2026 amount to $0.93 per share on an annualized basis. (1) (GAAP)(1)(2) (Core)(1)(2)(3)

26 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation ($000s) 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Net Income Available to Common Shareholders $13,742 $4,762 $18,297 $19,447 $8,706 Less: BOLI Death Benefit Income 83 1 71 223 331 Less: Recoveries on loans previously acquired in business combinations 0 0 534 0 0 Less: Swap cancellation gain 0 0 279 83 0 Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution 0 0 420 0 0 Less: Gain on sale of pension assets 0 0 0 192 0 Plus: Merger and Acquisition Expenses 314 11,011 233 (39) 7,723 Plus: Compensation Expense for accelerated vesting of stock options and RSA's 0 2,043 753 314 370 Plus: Legal settlement expense 0 0 0 0 665 Less: Tax Effect of Merger and Acquisition Expenses 66 2,741 207 0 1,839 Net Income Excluding Non-Recurring Expenses $13,907 $15,074 $17,772 $19,224 $15,294 Weighted Average Shares Outstanding 19,355,867 21,566,617 23,005,504 23,045,983 23,949,008 Core Earnings Per Common Share Excluding Non-Recurring Expenses $0.72 $0.70 $0.77 $0.83 $0.64 Source: S&P Global Market Intelligence, Company Filings. For the Years Ended December 31, As of March 31, 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026Q1 Net Income Available to Common Shareholders $7,804 $7,089 $10,596 $17,701 $26,209 $29,319 $54,806 $37,397 $49,437 $56,248 $8,706 Less: BOLI Death Benefit Income 0 0 0 0 0 0 0 0 2,566 378 331 Less: Recoveries on loans previously acquired in business combinations 0 0 0 0 0 0 0 0 0 534 0 Less: Swap cancellation gain 0 0 0 0 0 0 0 0 0 362 0 Less: Gain on the closing of an investment of a reinsurance entity acquired from another institution 0 0 0 0 0 0 0 0 0 420 0 Less: Gain on sale of pension assets 0 0 0 0 0 0 0 0 0 192 0 Plus: Merger and Acquisition Expenes 0 619 4,790 0 0 12,947 623 8,520 545 11,519 7,723 Plus: Compensation Expense for accelerated vesting of stock options and RSA's 0 0 0 0 0 0 0 0 0 3,110 370 Plus: Legal settlement expense 0 0 0 0 0 0 0 0 0 0 665 Less: Tax Affect of Merger and Acquisition Expenses 0 130 1,006 0 0 2,719 131 1,789 115 3,014 1,839 Net Income Excluding Non-Recurring Expenses $7,804 $7,578 $14,380 $17,701 $26,209 $39,547 $55,298 $44,128 $47,301 $65,977 $15,294 Weighted Average Shares Outstanding 4,239,630 4,252,561 7,091,797 8,492,073 8,443,092 10,819,579 15,934,635 16,350,963 17,070,862 22,022,475 23,949,008 Core Earnings Per Common Share Ex. Non-Recurring Expenses $1.84 $1.78 $2.03 $2.08 $3.10 $3.66 $3.47 $2.70 $2.77 $3.00 $0.64 Average Assets $1,001,452 $1,103,439 $1,665,721 $2,166,964 $2,758,429 $3,520,504 $4,476,174 $4,883,087 $5,412,979 $6,031,892 $6,393,011 Core Return on Average Assets Ex. Non-Recurring Expenses 0.78% 0.69% 0.86% 0.82% 0.95% 1.12% 1.24% 0.90% 0.87% 1.09% 0.96%

27 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) As of December 31, As of March 31, 2018 2019 2020 2021 2022 2023 2024 2025 2026Q1 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $655,018 $814,058 $887,405 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 157,121 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 14,657 33,013 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 151,277 190,134 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $520,616 $662,781 $697,271 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,470,362 $6,133,896 $6,964,809 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 136,620 157,121 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 14,657 33,013 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 151,277 190,134 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,335,960 $5,982,619 $6,774,675 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 9.76% 11.08% 10.29% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $26.90 $28.76 $27.56

28 0 75 143 241 158 20 Primary 217 217 217 242 242 242 Accent 30 55 104 142 180 40 Non-GAAP Reconciliation ($000s) 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 Net Income Available to Common Shareholders $13,742 $4,762 $18,297 $19,447 $8,706 Plus: Intangible Amortizations, Net of Tax 338 588 746 735 1,027 $14,080 $5,350 $19,043 $20,182 $9,733 Average Shareholder's Equity $660,964 $670,491 $783,547 $803,093 $845,553 Less: Average Goodwill 128,160 130,824 135,486 136,620 147,021 Less: Average Core Deposit and Other Intangibles 6,023 9,824 16,003 14,969 20,835 Average Tangible Shareholder's Equity $526,781 $529,843 $632,058 $651,504 $677,697 Return on Average Tangible Common Equity 10.84% 4.05% 11.95% 12.29% 5.82% Net Income Excluding Non-Recurring Expenses $13,907 $15,074 $17,772 $19,224 $15,294 Core Return on Average Tangible Common Equity 10.56% 11.38% 11.25% 11.80% 9.03% Source: S&P Global Market Intelligence, Company Filings.